UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 20, 2007

Oak Ridge Financial Services, Inc.

(Exact name of registrant as specified in its charter)

North Carolina	_________________	20-8550086
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Oak Ridge Road

P.O. Box 2

Oak Ridge, North Carolina 27310

(Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 644-9944

Successor Issuer to the Bank of Oak Ridge

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

OAK RIDGE FINANCIAL SERVICES, INC.

INDEX

Page
Item 8.01 – Other Events	2

Item 9.01 – Financial Statements and Exhibits	2

Signatures	3

Exhibit Index	4

Exhibit 2 – Articles of Share Exchange and Agreement and Plan of Reorganization

Exhibit 3(i) – Articles of Incorporation of Oak Ridge Financial Services, Inc.

Exhibit 3(ii) – Bylaws of Oak Ridge Financial Services, Inc.

Exhibit 4 – Specimen Stock Certificate of Oak Ridge Financial Services, Inc.

Item 8.01.	Other Events

On April 20, 2007, pursuant to an Agreement and Plan of Reorganization dated April 17, 2007, between Oak Ridge Financial Services, Inc. and the Bank (the “Bank”), the Company acquired all of the outstanding stock of the Bank resulting in a two-tier reorganization structure whereby the Company became the holding company for the Bank (the “Reorganization”). Under the terms of the Agreement, each one of the existing and outstanding shares of Bank common stock, was converted, by operation of law, into one share of the Company’s common stock so that each existing shareholder of the Bank became a shareholder of the Company, owning the same number and percentage of shares in the Company as previously owned in the Bank. Shares of the Company issued in connection with the Reorganization were not registered under the Securities Act of 1933, as amended, (the “Securities Act”) in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Securities Act.

As a result of the Reorganization, the Company is the successor issuer to the Bank, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Bank has been subject to the informational requirements of the Exchange Act and in accordance with Section 12(i) thereof has timely filed reports and other information with the FDIC. Such reports and other information filed by the Bank with the FDIC may be inspected and copied at the public reference facilities maintained by the FDIC at 550 17th Street, NW, Washington, DC 20006. The Bank filed under FDIC Certificate No. 35284-5.

The last report filed by the Bank with the FDIC was a Form 10-KSB. This Form 8-K is being filed by the Company as the initial report of the Company to the Securities and Exchange Commission (the “SEC”) and as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC. The first regular report to be filed by the Company with the SEC will be the Quarterly Report on Form 10-QSB for the period ended March 31, 2007.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits:

(2)	Articles of Share Exchange and Agreement and Plan of Reorganization

(3)(i)	Articles of Incorporation of Oak Ridge Financial Services, Inc.

(3)(ii)	Bylaws of Oak Ridge Financial Services, Inc.

(4)	Specimen Stock Certificate of Oak Ridge Financial Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OAK RIDGE FINANCIAL SERVICES, INC.

Date: May 8, 2007	By:	/s/ Ronald O. Black
Ronald O. Black
President and CEO

EXHIBIT INDEX

Exhibit No.	Description
(2)	Articles of Share Exchange and Agreement and Plan of Reorganization

(3)(i)	Articles of Incorporation of Oak Ridge Financial Services, Inc.

(3)(ii)	Bylaws of Oak Ridge Financial Services, Inc.

(4)	Specimen Stock Certificate of Oak Ridge Financial Services, Inc.

4